Aristotle Core Equity Fund

(Ticker Symbol: ARSLX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated November 19, 2019 to the

Summary Prospectus dated May 3, 2019.

The following table, which reflects the Fund’s correct benchmark index, replaces the “Average Annual Total Returns” table under the heading entitled “Performance” on page 5 of the Summary Prospectus:

Average Annual Total Returns for periods ended December 31, 2018	1 year	Since Inception (3/31/17)
Return Before Taxes	(5.66)%	4.57%
Return After Taxes on Distributions*	(5.95)%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares*	(3.22)%	3.47%
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	(4.38)%	5.49%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Please file this Supplement with your records.